Exhibit 99.1 PRUDENTIAL FINANCIAL, INC. INVESTOR DAY SEPTEMBER 18, 2014

PRUDENTIAL FINANCIAL, INC. INVESTOR DAY ERIC DURANT SENIOR VICE PRESIDENT INVESTOR RELATIONS

Tokyo Investor Day 9.18.2014 Tokyo Investor Day 9.18.2014
3
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,”
“should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, longevity, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline
AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing projected results of acquisitions; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial
Services Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K for discussion of certain risks relating to our businesses and investment in our securities.
_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.
FORWARD-LOOKING STATEMENTS

Tokyo Investor Day 9.18.2014
4
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our
Financial Services Businesses. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income.
Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses.
However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations. The schedules on the following pages provide a reconciliation of adjusted operating income for the Financial Services Businesses to income from continuing operations in accordance with GAAP.
The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December
31, 2013, and subsequent Quarterly Reports on Form 10-Q should be considered by readers when reviewing forward-looking statements contained in this presentation. Additional historical information relating to our financial performance is located on our Web site at
www.investor.prudential.com.
NON–GAAP MEASURES

($ millions)

	2007	2008	2009	2010	2011	2012	2013
International Insurance pre-tax adjusted operating income	$ 1,395	$ 1,581	$ 1,651	$ 1,887	$ 2,263	$ 2,704	$ 3,152
Reconciling items:							
Annual review of actuarial assumptions and reserve refinements[2]	-	-	14	-	-	20	(190)
Gains on sales of indirect investment in China Pacific Group	-	-	-	66	237	60	66
Impact of earthquake in Japan	-	-	-	-	(69)	-	-
Star/Edison integration costs	-	-	-	-	(213)	(138)	(28)
Other[3]	14	9	15	-	-	-	-
Sub-total	14	9	29	66	(45)	(58)	(152)
International Insurance pre-tax adjusted operating income excluding market driven and discrete items	$ 1,381	$ 1,572	$ 1,622	$ 1,821	$ 2,308	$ 2,762	$ 3,304

Prudential

Tokyo Investor Day 9.18.2014
RECONCILIATION FOR INTERNATIONAL INSURANCE PRE-TAX ADJUSTED
1) As disclosed in company earnings releases.
2) Includes refinements of reserves and amortization of deferred policy acquisition and other costs.
3) Represents one time gains on a joint venture investment (2007), gain on sale of a branch office (2008) and initial surrenders of policies following the restructuring of the acquired Yamato Life business (2009).
5
OPERATING INCOME EXCLUDING MARKET DRIVEN AND DISCRETE ITEMS
(1)

CHARLES LOWREY EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER INTERNATIONAL BUSINESSES 2014 TOKYO INVESTOR DAY PRUDENTIAL INTERNATIONAL INSURANCE

• Captive distribution provides sustainable competitive advantage
• Emphasis on needs-based sales of protection products
• Expansion through diversification and agent growth
• Successful track record of acquisitions and business integrations
• Solid risk management
• Strong regulatory ratios and conservatively managed balance sheet
• Sustained capital generation and deployment
2 Tokyo Investor Day 9.18.2014
Proven, superior business model drives
Proven, superior business model drives
sustainable strong results and returns
sustainable strong results and returns
High ROE
High ROE
(1) (1)
and low volatility earnings primarily driven
and low volatility earnings primarily driven
by stable mortality and expense margins
by stable mortality and expense margins
1) Return on Equity (ROE).
PRUDENTIAL INTERNATIONAL INSURANCE

• Leading position in highly attractive Japanese insurance market
• Captive distribution serving lifetime financial security needs:
excellent fit for Japan’s demographic trend
• Supplemental third party channels
• Optimistic about Prudential’s opportunities in Japanese life insurance market
• Profitability and returns are sustainable
3 Tokyo Investor Day 9.18.2014
Solid prospects driven by strategy and positioning
Solid prospects driven by strategy and positioning
PRUDENTIAL INTERNATIONAL INSURANCE

4
• Began in 1988
• Differentiated approach for the Japanese life insurance market
• Proprietary distribution through selective, high-quality sales force
• Emphasize protection products requiring analysis of client needs
• Target the affluent and mass affluent consumer; serve small business and professional markets
Tokyo Investor Day 9.18.2014
THE LIFE PLANNER MODEL
FOUNDATION OF OUR SUCCESS

5
• Life Consultants
(1)
expand proprietary distribution coverage
to middle-market customers, and have strong affinity
group relationships
• Supplemental distribution through banks and independent agents expands access to investable wealth, business market and
demographic cohorts
• Product diversification to meet clients’ financial security needs over a lifetime
• Pursue opportunities in limited number of attractive countries outside Japan
Maintain Discipline, Quality, Solid Execution;
Guided by Life Planner Business Model Concepts
1) The formal name for Life Consultant is Life Plan Consultant.
Tokyo Investor Day 9.18.2014
EXPANSION THROUGH DIVERSIFICATION

POJ
Kyoei
Aoba
Yamato
Star /
Edison

(millions)
0.9
10.2
11x
3/31/2001
6/30/2014

($ millions)
713
2,773
2001
2013

Prudential

6
Timeline Timeline Acquisitions Acquisitions
2001
• Kyoei Life, Japan – acquired in bankruptcy
• Predecessor of today’s Gibraltar Life
2004
• Aoba Life, Japan
• Integrated into Prudential of Japan
2009
• Yamato Life, Japan
• Integrated into Gibraltar Life
2011
• AIG Star Life & AIG Edison Life, Japan
• Merged into Gibraltar Life in 2012
1) Japan only.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
U.S. dollar denominated activity is included based on the amounts as transacted in U.S. dollars.
Tokyo Investor Day 9.18.2014
SUCCESSFUL TRACK RECORD OF
ACQUISITIONS AND BUSINESS INTEGRATIONS
Number of In Force
Policies
(1)
Annualized New
Business Premiums
(1),(2)

21
30
39
48
51
55
1980 1990 2000 2010 2020 2030
Japanese Population 55 and Over
(1)
JAPAN DEMOGRAPHIC CHANGE
DRIVES GROWTH OPPORTUNITIES FOR PRUDENTIAL
7
1) In millions; population data for 1980, 1990, 2000 and 2010 from Japan Statistics Bureau; estimated population in 2020 and 2030 from National Institute of
Population and Social Security Research.
Tokyo Investor Day 9.18.2014
• Retirement income needs
• Healthcare needs
• Inheritance needs
We have an experienced agent force
poised for steady growth that can help
customers meet their evolving needs

OPPORTUNITIES AND CHALLENGES
8
Opportunities Suited to
Prudential Strengths
• Continued robust death protection
market
• Japanese demographic trends lead
to growing retirement needs
• Potentially significant Japanese
estate planning market
• Persistent low yields on investments
available to Japanese retirement-
minded consumers contribute to
attraction of life insurance based
solutions
• Product purchases with significant
wealth commitment require
sophisticated sales capabilities,
strong brand and reputation
Challenges
• Changing currency translation rates,
managed by hedging programs
• Expected gradual attrition of large
acquired blocks of business partly
offsets business growth
• Potentially moderating pace of
policy size increases
• Selectivity limits growth of Life
Planner force
Tokyo Investor Day 9.18.2014

JAPANESE INSURANCE OPERATIONS MITSUO KURASHIGE CHIEF EXECUTIVE OFFICER JAPAN LIFE INSURANCE OPERATIONS

JAPANESE
INSURANCE
MARKET
REMAINS
HIGHLY
ATTRACTIVE
FOR
PRUDENTIAL
2 Tokyo Investor Day 9.18.2014
Market Context
Market Context
Market Size
• World’s second largest life insurance market:
Life premiums $423 billion
(1)
Household
Wealth
• Household sector wealth ¥1,630 trillion ($15.8 trillion)
(2)
Investable
Asset Pool
• ¥864 trillion ($8.3 trillion) household pool of currency and deposits is among the world’s largest
(2)
Retirement
Market
• Expanding retirement market driven by aging population, increased emphasis on individual responsibility for financial security
Product
Trend
• Customers prefer insurance products to equities for savings and investments
Distribution
Trend
• Growing distribution opportunities include banks and independent distributors
1) Source: Swiss Re - World Insurance in 2013, based on 2013 life insurance premiums.
2) Based on March 31, 2014 data; Sources: Bank of Japan, Oanda. Japanese yen translated to U.S. dollars at spot currency exchange rate as of March 31, 2014
(103 yen per USD).

HOUSEHOLD SECTOR FINANCIAL ASSETS –
JAPAN AND THE UNITED STATES
Financial Assets of Japanese and U.S. Households
(1)
Japan
$15.8 Trillion
(2)
United States
$67.2 Trillion
1) Sources: Japan: Bank of Japan (data as of March 31, 2014). U.S.: Federal Reserve Statistical Release, Financial Accounts of the United States,
First Quarter 2014.
2) Translated to U.S. dollars at spot currency exchange rate as of March 31, 2014 (Japanese yen 103 per U.S. dollar).
3 Tokyo Investor Day 9.18.2014
Currency and
deposits
53%
Bonds
2%
Investments
Trusts
5%
Equities
9%
Insurance and
Pension
Reserves
27%
Other
4%
Currency
and
deposits
13%
Bonds
8%
Investments
Trusts
12%
Equities
33%
Insurance
and Pension
Reserves
31%
Other
3%

4 Tokyo Investor Day 9.18.2014
• Japan is the second largest market in the world
• Southeast Asia is growing fast, but the market size is still small (< 2% of world)
2013 Life Insurance Premiums
(1)
($ billions)
1) Source: Swiss Re. Based on 2013 life insurance premium volume, foreign denominated activity translated to U.S. dollars at average exchange rates for
2013.  World total life insurance premiums are $2,608 billion. This chart is not inclusive of the remainder of Europe, Africa, Oceania and Canada.
$533
$423
$80
$223
$160
$118
United States Japan Asia ex-
Japan
Latin
America
United
Kingdom
France Italy
China
Korea
Taiwan
India
SE Asia
Other
$476
ATTRACTIVE MARKET FOR PRUDENTIAL

5
1) Source: Company data published on individual company websites.  Industry / market share data excludes Japan Post Insurance. Twelve months ended
March 31, 2014.
2) Prudential’s premium income amount was adjusted down for internal reinsurance transactions.
• New business face amount
• Annualized new business premiums
• In force face amount
• Premium income
(2)
• Total assets
Ranking Category
Rank
(1)
Prudential is a leading life insurer in Japan
10.3%
7.8%
7.5%
6.9%
5.3%
#3
#5
#5
#5
#5
Market Share
(1)
Tokyo Investor Day 9.18.2014
LEADING POSITION IN ATTRACTIVE MARKET

Japan Life Insurance Market

- Continuing needs for basic death protection life insurance
- Growing pre-retirement and retired population cohorts
- Persistent low yields on retirement accumulation products
- Declining proportion of life insurance agents per-capita
- Developing estate planning market with prospect of greater inheritance tax reach

Prudential Positioning

- Professional captive distribution trained in needs-based selling
- Lifetime relationships with clients
- Diversified product portfolio serves financial security needs over a lifetime
- Broad captive agency force coverage
- Training and experience supports sophisticated product sales
- Supplemental distribution (banks, independent agents) broadens market coverage

Prudential

6 Tokyo Investor Day 9.18.2014 WELL POSITIONED TO GROW IN EVOLVING JAPANESE MARKET

Age	Client Life Cycle	Financial Risk Protection Needs	Prudential Solutions
30's			
40's			
50's			
60's			

Prudential

NEEDS-BASED SELLING OVER CUSTOMER’S LIFE CYCLE
7
Note: Specific needs and solutions will vary by customer.
Client Life Cycle
Financial Risk
Protection Needs
Prudential
Solutions
Young household,
early professional
career
Mid career,
pre-retirement
Retirement
• Premature death
income replacement
• Income loss and expenses
due to accident or sickness
• Accumulation of funds
for retirement
• Lifetime retirement income
• Term insurance
• Accident and health
policies and riders
• Whole life insurance
• Life insurance based
retirement income
products
Tokyo Investor Day 9.18.2014

8 Tokyo Investor Day 9.18.2014
Client Need
Client Need
Product Class
Product Class
Key Features
Key Features
Lower premium
premature death
protection
Term Insurance
• Death protection for stated period
with level premiums
• Optional third-sector protection riders
• “Family Income”: protection declines as
income earning years elapse
Death protection
with savings feature
Whole Life
• Death protection
• Embedded savings fund
• Guaranteed crediting rate
• Optional third-sector protection riders
Retirement
accumulation
and income
Retirement
• Death protection in working years
• Retirement accumulation fund
• Policy paid-up at retirement age
• Annuitization options
• Optional third-sector protection riders
PRODUCT PORTFOLIO: HOW CUSTOMER NEEDS ARE MET

Death
Protection
46%
Accident &
Health
14%
Retirement
27%
Savings
13%
Death
Protection
52%
Accident &
Health
Retirement
22%
Savings
19%
9
1) In millions; for years ended December 31; Japan only.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
3) Includes annuities and yen based bank channel single premium whole life (SPWL).
2013 Annualized
New Business Premiums
$2,773
Tokyo Investor Day 9.18.2014
2009 Annualized
New Business Premiums
$1,252
(3)
(3)
Bank
SPWL
7%
(1),(2) (1),(2)
EMPHASIS ON PROTECTION PRODUCTS

Death
Protection
50%
Accident
& Health
14%
Retirement
20%
Savings
16%
10
1) In millions; as of December 31.  Annualized premiums in force, including paid-up policies and 10% of single premium.  Japan only.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
3) Includes annuities and yen based bank channel single premium whole life.
2009 Premiums In Force
$9,902
Tokyo Investor Day 9.18.2014
2013 Premiums In Force
$15,911
Death
Protection
60%
Accident &
Health
13%
Retirement
20%
Savings
7%
(3)
(3)
(1),(2)
(1),(2)
EMPHASIS ON PROTECTION PRODUCTS

1980 1990 2000 2010 2020 2030
117 124 127 128 124 117
Japanese Population 55 and over
17.7%
11 Tokyo Investor Day 9.18.2014
1) Population data for 1980, 1990, 2000, and 2010 from Japan Statistics Bureau; estimated population in 2020 and 2030 from National Institute of Population and
Social Security Research.
Total Population Total Population
(in millions)
(in millions)
23.8%
30.4%
37.4%
41.3%
46.7%
(1)
GROWING RETIREMENT OPPORTUNITY
COMPLEMENTS DEATH PROTECTION MARKET

Before

50 million yen + 10 million yen x number of successors by law

After

30 million yen + 6 million yen x number of successors by law

Prudential

45%
50%
55%
30%
35%
40%
45%
50%
55%
60%
¥200m - ¥300m ¥300m - ¥600m Over ¥600m
12 Tokyo Investor Day 9.18.2014
Reduced Basic Exemptions
Higher Inheritance Tax Rates
January January 2015 2015 inheritance inheritance tax tax change change expected expected to to expand expand tax tax reach reach to to approximately approximately 20% 20% of of urban urban population, population, from from current current national national average average of of about about 5% 5%
• Death protection coverage to fund inheritance tax
payment, with benefit amount targeted to expected tax
• Lifetime gifting through recurring premiums can reduce
estate subject to tax
• Beneficiary designations can facilitate estate division
• Needs-based selling opportunity
Prudential Solution:
Recurring Premium
Whole Life
DEVELOPING ESTATE PLANNING MARKET IN JAPAN

13 Tokyo Investor Day 9.18.2014
• Affluent and mass
affluent consumers
• Business and
professional market
• Mass middle-market
• Affinity group relationships
• Bank clients with investable
wealth, under-served
protection needs
• Business and
professional market
Life Planners
Life Planners
Life
Life
Consultants
Consultants
Bank
Bank
Channel
Channel
Independent
Independent
Agency
Agency
Channel
Channel
TARGETED
DISTRIBUTION
SERVING
THE
JAPANESE
MARKET

Industry
agent
count
declined
45%
Number of Life Insurance Captive Agents
14
1) Source: Japan Institute of Life Insurance. Data as of March 31 for each indicated year. Some former captive agents continue their career in the life insurance industry as independent sales agents.
• Fewer captive agents to meet customer needs
Tokyo Investor Day 9.18.2014
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013
Number of captive agents Population per captive agent
Captive agents
546
291
(1)
Population
per agent
increased
88%
JAPAN INDUSTRY –
NUMBER OF CAPTIVE AGENTS

MDRT The Premier Association of Financial Professionals®

837
607
458
326
164
117
110
POJ
Sony
MetLife Alico
Gibraltar
Dai-ichi
Meiji-Yasuda
Nippon

Prudential

15
1) Source: Million Dollar Round Table Association, Japan - membership data as of April 14, 2014. Total membership 3,680.
MDRT Japan Membership
~ One Third of all
MDRT members in Japan
are from
POJ and Gibraltar
(1)
• Industry leading Million Dollar Round Table memberships
• Prudential of Japan has the highest number of MDRT members in the Japanese industry for 17 consecutive years
(1)
Tokyo Investor Day 9.18.2014
(1)
QUALITY PEOPLE

• Supplement core production by captive distribution
• Opportunistic generation of profitable business by meeting needs of market segments not fully penetrated by captive distribution
• Continue emphasis on protection products, adapting to
specialized markets
16 Tokyo Investor Day 9.18.2014
OUR APPROACH TO THIRD PARTY DISTRIBUTION
Independent
Agency
Banks
Commenced
fixed annuity
distribution, 2006
Commenced
insurance
product
distribution, 2008
Commenced
distribution, 2010
Added
Star/Edison
relationships,
2011

• Sales can be volatile due to
changes in interest rates and
competitor actions
• Less influence over distribution
• Profitability can vary with
changes in product mix
• Manage to bottom line, not
top line
• Balance profitability and
business mix
17
• Enhances access to expanded
customer base and investable
wealth
• Growth potential through
development of distribution
relationships
• Competitive product portfolio
meets customer needs
• Strong brand name attracts
security focused customers
• Leverages infrastructure costs
Advantages Challenges
Tokyo Investor Day 9.18.2014
THIRD PARTY DISTRIBUTION CHANNELS

THIRD PARTY DISTRIBUTION CHANNELS
COMPLEMENT CORE CAPTIVE AGENT PRODUCTION
18
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, Japanese yen 82 per U.S. dollar.
Japan Annualized New Business Premiums
(1)
Tokyo Investor Day 9.18.2014
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2009 2010 2011 2012 2013
Life Planner (POJ) Life Consultant Bank Independent Agency
($ millions)
1,252
1,633
2,776
3,612
2,773

PRUDENTIAL OF JAPAN SHOICHIRO ICHITANI PRESIDENT AND CHIEF EXECUTIVE OFFICER PRUDENTIAL OF JAPAN

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Prudential

2
(¥ in billions)
1) Prudential of Japan (POJ). As of March 31; year represents a fiscal year beginning on April 1 of the year and ending on March 31 of the following year.
2) In force face amount in U.S. dollars is translated at spot rate at the end of each fiscal year.
Tokyo Investor Day 9.18.2014
(1),(2)
HISTORY OF POJ   IN FORCE FACE AMOUNT

KEY
DRIVERS
2009
2009
2010
2010
2011
2011
2012
2012
2013
2013
Annualized Premium Productivity
(1)
$17,441 $19,494 $21,638 $26,314 $22,636
Policy Count Productivity
(2)
7.0
6.9 6.9 7.4 7.3
Life Planner Retention
(3)
- Initial Year
78.7% 79.7% 80.7% 82.1% 85.2%
Policy Persistency
(4)
95% 95% 95% 95% 95%
3
1) Annualized new business premiums per month for each Prudential of Japan Life Planner; foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, Japanese yen 82 per U.S. dollar.
2) Number of policies sold per Prudential of Japan Life Planner, per month; includes medical and cancer policies.
3) Percentage of Prudential of Japan Life Planners remaining at end of period hired 12 months earlier, based on rolling average for indicated years.
4) Prudential of Japan 13 month policy persistency based on face amount; 12 month rolling average data through December 31.
Tokyo Investor Day 9.18.2014

$1,200
$1,000
$800
$600
$400
$200
$0
625
719
977
869
2009
2010
2011
2012
2013
Savings
Accident & Health
Retirement
Death Protection

Prudential

PRUDENTIAL OF JAPAN
SALES TRACK  RECORD
4
Annualized New Business Premiums
(1)
Tokyo Investor Day 9.18.2014
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, Japanese yen 82 per U.S. dollar.
($ millions)
800

Worthy of Trust
信頼に値すること
Customer Focused
顧客に焦点をあわせること
Core Values
プルデンシャルの真価
Respect for Each Other
お互いに尊重しあうこと
Winning
勝つこと

Prudential

5 Tokyo Investor Day 9.18.2014 CORE VALUES

BENEFICIAL CYCLE OF LIFE PLANNER MODEL
6 Tokyo Investor Day 9.18.2014
1) Data based on 2013 POJ.  Annualized new business premiums (AP) produced by each Life Planner (LP) in a month; foreign denominated activity translated to
U.S. dollars at uniform exchange rate, Japanese yen 82 per U.S. dollar. Number of new policies sold per LP per month, including medical policies.  Total retention for agents in all service years.  13 month policy persistency measured based on face amount, 12 month rolling average data for 2013.
Superior
Returns &
Steady
Growth
High Income High Income
for Life for Life
Planner Planner
Quality Quality
Referrals Referrals
Productivity
$22,636 AP per LP month
7.3 policies per LP month
High Life High Life
Planner Planner
Retention Retention
High Life High Life
Planner Planner
Productivity Productivity
High Policy High Policy
Persistency Persistency
Quality Quality
People People
Quality Quality
Products Products
Quality Quality
Service Service
High High
Customer Customer
Satisfaction Satisfaction
Retention
89.6%
(1)
Persistency
95.2%
(1)
(1)

QUALITY PEOPLE – • Life Planner’s Commitment as Entrepreneur • Life Planner’s Business Vision & Mission • Life Planner’s Development 7 Tokyo Investor Day 9.18.2014 RECRUITING AND DEVELOPMENT

QUALITY SERVICE
8
1) Life Support Insurance segment of J.D. Power Asia Pacific 2011 - 2014 Japan Life Insurance Contract Customer Satisfaction Studies SM . Contract Customer
Satisfaction Study based on a total of 4,647 life insurance policyholders who purchased or renewed coverage during the past year. japan.jdpower.com
2) 13 month policy persistency measured based on face amount. Rolling average of 12 months experience ending at December 31, 2011, 2012, 2013 and
June 30, 2014.
• According to J.D. Power Asia Pacific, Prudential of Japan is the highest in customer satisfaction
(1)
for four years in a row
• Satisfied customers drive high policy persistency
#1 #1
#1 #1
2011 2012 2013
2014
Tokyo Investor Day 9.18.2014
Customer
Satisfaction
(1)
POJ Policy
Persistency
(2)
95% 95% 95% 95%

QUALITY PRODUCTS
MEETING FINANCIAL SECURITY NEEDS OVER A LIFETIME
Age
High Net Worth Market
Business Insurance Market
Individual Insurance Market
20’s – 40’s 50’s – 60’s+
Tokyo Investor Day 9.18.2014 9
Death
Protection
Owner
Planning for
Post-Retirement
Employee Benefit
Program Funding
Sophisticated
Estate Planning
Business
Succession
Family
Distribution of
Inheritances
Nursing,
Medical Care

450,000
300,000
150,000
0
Under 20
20-29
30-39
40-49
50-59
60+

Prudential

Future Retirement Sales Opportunity
Insured
Clients
(1)
Death Protection
Primary
Client Focus
Retirement Income Security
LIFETIME CLIENT RELATIONSHIPS PROVIDE
SIGNIFICANT OPPORTUNITY FOR RETIREMENT ORIENTED SALES
Age Group
1) As of August 2014.
Tokyo Investor Day 9.18.2014 10
Inheritance Opportunity

$200
$150
$100
$50
$0
2009
2010
2011
2012
2013
Death Protection
Accident & Health
Retirement

Prudential

11
1) Data based on Prudential of Japan sales to individual market; foreign denominated activity translated to U.S. dollars at uniform exchange rates;
Japanese yen 82 per U.S. dollar.
LIFETIME CLIENT RELATIONSHIPS
DRIVE SUBSEQUENT SALES OPPORTUNITIES
Annualized New Business Premiums
(1)
POJ Second Sales to Existing Customers
($ millions)
117
121
145
191
152
Tokyo Investor Day 9.18.2014

SUMMARY 12 • High Productivity • High Retention • High Persistency Tokyo Investor Day 9.18.2014 Superior Returns and Steady Growth

GIBRALTAR LIFE KEI SATO PRESIDENT AND CHIEF EXECUTIVE OFFICER GIBRALTAR LIFE

Gibraltar Life
PGFL(1)
AIG Star Life
AIG Edison Life

Prudential

Tokyo Investor Day 9.18.2014
Consolidated
Consolidated
Gibraltar Life
Gibraltar Life
Distribution
• Life Consultants
• Independent Agencies
Legal Entity Merger,
January 2012
GIBRALTAR LIFE OVERVIEW
2
Distribution
• Bank Channel
1) Prudential Gibraltar Financial Life.

LIFE CONSULTANT DISTRIBUTION
COMPLEMENTED BY THIRD PARTY CHANNELS
2013 Sales
(1),(2)
$1.9 billion
2013 Number of Policies In Force
(3)
7.3 million
1) Annualized new business premiums.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rate; Japanese yen 82 per U.S. dollar.
3) As of end of period.
Tokyo Investor Day 9.18.2014
Life Consultants           Banks          Independent Agencies
3
45%
43%
12%
88%
6%
6%

PRODUCT PORTFOLIO
HOW CUSTOMER NEEDS ARE MET
Customer
Segment
Primary
Customer
Needs
Product
Solution
Distribution
Tokyo Investor Day 9.18.2014 4
Middle-market
Affinity groups
Life Consultant Life Consultant
Channel Channel
Death protection
Retirement
Whole life & Term
Retirement income
USD products
Accident & Health
Multi-currency fixed
annuities
Third Party Channels Third Party Channels
Independent Agency Independent Agency
Upper middle-market
Business and
professional market
Death protection
Retirement
Business planning
Savings
Whole life & Term
Retirement income
USD products
Accident & Health
Multi-currency fixed
annuities
Bank Bank
High net worth
Business and
professional market
Death protection
Retirement
Business planning
Savings
Whole life & Term
Retirement income
USD products
Multi-currency fixed
annuities

GIBRALTAR KEY BUSINESS PHILOSOPHIES
5 Tokyo Investor Day 9.18.2014
• Stay focused on death protection products for customers with needs-
based approach
• Differentiate based on “Three Qualities”
– Quality People
– Quality Products
– Quality Services
• Maintain “C = C” principle
– “Contribution = Compensation”

MAJOR BUSINESS INTEGRATION INITIATIVES
6 Tokyo Investor Day 9.18.2014
• Active management of the sales force, by introducing proven training and compensation approaches
• Integration of systems
• Integration of product lineups
• Integration of investment portfolios
• Strengthening of risk management and internal controls

7,400
6,700
6,400
7,400
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2010 2011 2012 2013
Life Consultant Count Life Consultant AP Productivity
LIFE CONSULTANT DISTRIBUTION
NUMBER AND PRODUCTIVITY
7 Tokyo Investor Day 9.18.2014
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Annualized new business premium (AP) per Life Consultant per month.
2) At end of period.
Life Consultant Count & AP Productivity
(1)
Life Consultant Count (2)
Life Consultant productivity has returned to
Life Consultant productivity has returned to
pre-Star/Edison acquisition levels
pre-Star/Edison acquisition levels
AP Productivity

4,300
4,700
$3,800
$4,000
$4,200
$4,400
$4,600
$4,800
$5,000
$5,200
2012 2013
LIFE CONSULTANT DISTRIBUTION
PRODUCTIVITY OF NEW LIFE CONSULTANTS
8 Tokyo Investor Day 9.18.2014
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Annualized new business premium per Life Consultant per month.
2) Life Consultants working for Gibraltar Life less than two years.
AP Productivity
(1)
of New Life Consultants
(2)
New Life Consultants: Productivity has also Increased
New Life Consultants: Productivity has also Increased

PROFILE OF A SUCCESSFUL LIFE CONSULTANT
• Proven training and compensation approaches
• Steady and continuous activity in our major affinity group markets
• Networking among customers/community
9 Tokyo Investor Day 9.18.2014
Recruiting based on our experiences –
Recruiting based on our experiences –
High-educational background, Sales experience, etc.
High-educational background, Sales experience, etc.

LIFE CONSULTANT DISTRIBUTION - BROAD MARKET COVERAGE WITH ACCESS TO NEARLY ALL OF JAPANESE POPULATION

Osaka area
Tokyo area

Prudential

10
83 branch offices
supporting Life Consultants
(1)
• Branch offices established in substantially
all prefectures
• Prudential training supports emphasis on
death protection products and needs-based
selling
• Serving expanding need for retirement
income security products
• Teachers Association and other affinity
group relationships provide recurring
sources of new business
1) As of April 1, 2014.
Tokyo Investor Day 9.18.2014

• Teachers market remains a primary and stable source of business for Gibraltar
• Approximately one-quarter of Life Consultant channel new business is derived from this market
• Perennial source of sales through teacher career spans
–
Protection products to entering and active teachers
– Retirement products for lump-sum recipients
LIFE CONSULTANT CHANNEL
KEY DRIVER –
TEACHERS MARKET
2013 Annualized New Business Premiums
(1)
Tokyo Investor Day 9.18.2014 11
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 82 per U.S. dollar.
Teachers
Market
Other Life
Consultant
Sales

公益財団法人 日本教育公務員弘済会

- Relationship since 1952
- Membership eligibility:
  Public school teachers and support employees

SERVING

Prudential

BROAD COVERAGE OF TEACHERS MARKET
12 Tokyo Investor Day 9.18.2014
Approximately
Life Consultants
(1)
Approximately
Public schools nationwide
(2)
1) As of May 1, 2014.
2) As of May 1, 2013, Source: Japan Ministry of Education, Culture, Sports, Science and Technology, and Japanese Educational Mutual Aid Association of
Welfare Foundation. Includes support employees of public schools.
Approximately
Public school teachers nationwide
(2)
Japanese Educational Mutual Aid
Japanese Educational Mutual Aid
Association of Welfare Foundation
Association of Welfare Foundation
5,000
35,000
950,000

~33,000
new hires
each year
~36,000
new retirees
each year
~950,000
Active Teachers(1)
~200,000
Retired Teachers
Association Members(2)

Prudential

TEACHERS ASSOCIATION:
PERENNIAL SALES OPPORTUNITIES
1) As of May 1, 2013, Source: Japan Ministry of Education, Culture, Sports, Science and Technology, and Japanese Educational Mutual Aid Association of
Welfare Foundation. Includes support employees of public schools.
2) As of May 1, 2014.
Active Market
Retiree Market
13 Tokyo Investor Day 9.18.2014

INDEPENDENT AGENCY CHANNEL
A DIFFERENTIATED STRATEGY
Key strategies
• Focus on “Quality” not just top-line growth
• Price competition is not our key to winning sales
• Strong partnership with high performing agencies
Key success factors
• Develop highly-motivated agencies and producers who subscribe to our business approach
• Develop and train qualified marketing representatives to work with agencies
Tokyo Investor Day 9.18.2014 14

3,419 3,393
3,352
3,248
2,882
2,646
2,685
2,687
37
52
47
76
55
60
67
80
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Number of Agency Relationships Annualized New Business Premiums
INDEPENDENT AGENCY CHANNEL
GROWING PRODUCTIVITY
15
Number of Agency Relationships and
Annualized New Business Premiums
Tokyo Investor Day 9.18.2014
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar. Number of agency relationships is as of the end of each quarter.
Annualized New
Business Premiums
($ millions)
Number of Agency
Relationships
(1)

BANCASSURANCE IN JAPAN TAKESHI TANIGAWA PRESIDENT AND CHIEF EXECUTIVE OFFICER PRUDENTIAL GIBRALTAR FINANCIAL LIFE

• Japanese household wealth is concentrated among older households with substantial bank balances
• Continuing flow of funds through proceeds of investments (e.g.
Japanese government bonds) and maturing annuities
• Bancassurance has expanded Japan’s life insurance market
2 Tokyo Investor Day 9.18.2014
BANCASSURANCE MARKET IN JAPAN
Demographic Structure of Japan
Demographic Structure of Japan
(1) (1)
(Total population: 127 million)
(Total population: 127 million)
Household Wealth
Household Wealth
(2) (2)
($15.8 trillion)
($15.8 trillion)
Aged 50 years
old and over
57 million
(45%)
$13.3 trillion
(84%)
Aged less than
50 years old
70 million
(55%)
$2.5 trillion
(16%)
1) Source: Final figures as of February 1, 2014, released by the National Institute of Population and Social Security Research.
2) Compiled by Prudential based on Bank of Japan’s “Flow of Funds Accounts” (as of the end of March 2014) and Statistics Bureau, Ministry of Internal Affairs
and Communications’ “Family Income and Expenditure Survey”. Japanese yen translated to U.S. dollars at spot currency exchange rate as of March 31, 2014
(103 yen per U.S. dollar).
Bank’s main
customers

EMERGING OPPORTUNITY FOR THE
BANCASSURANCE MARKET
• Tax system revision effective January 1, 2015
– More people will be subject to inheritance tax payment
• People place high confidence in banks for estate planning consultation
– Highly promising for life insurance sales as inheritance solutions
3 Tokyo Investor Day 9.18.2014
As of 2012 As of 2012
(1) (1)
After tax law revision After tax law revision
(2) (2)
(January, 2015) (January, 2015)
National
Average
4.1% ~ 6%
Tokyo
7.0% ~ 20%
Percentage of People Subject to Inheritance Tax Payment
1) Tokyo Regional Taxation Bureau “State of inheritance tax return”.
2) Ratio of taxable persons after tax system revision: Survey by Legacy, tax accounting firm, published in 2013.

Bank Channel Goal

Opportunistically Grow Profitable Business

Prudential

PRUDENTIAL’S BANK CHANNEL BUSINESS STRATEGY
Product Class
Product Class
(Customer needs)
(Customer needs)
Market
Market
Characteristics
Characteristics
Prudential Bank
Prudential Bank
Channel Strategies
Channel Strategies
Protection Products
(Survivor benefits, wealth
transfer by inheritance)
• Bank channel sales of
insurance products are
challenging absent solid
support and expertise
• Provide full sales support
through skilled personnel
• Quality products suited
to bank channel clients
Savings Products
(Investment goals)
• Similarity to mutual funds and
other financial products allows
relatively simple sales
• Sales are largely driven by
price competition
• Expect sales to reflect
market growth and
competitive landscape
• Ensure appropriate pricing
4 Tokyo Investor Day 9.18.2014
Emphasis on protection products with differentiated approach
Emphasis on protection products with differentiated approach supports high quality sales at attractive margins
supports high quality sales at attractive margins

BUSINESS BASE OF BANK CHANNEL RELATIONSHIPS
• Partner relationships with all of the Mega Banks and Major Trust Banks
(7 banks in total)
5
1) As of August 1, 2014.
2) Number of banks/institutions in which Prudential
products are offered.
3) Japanese yen translated to U.S. dollars at spot
currency exchange rate as of March 31, 2014
(yen 103 per U.S. dollar).
4) Includes Resona Bank.
Prudential Distribution
Partners
(1),(2)
Deposits, etc
(3)
(Trillion USD)
Mega Bank
(4)
4/4 $3.0
Major Trust Bank
3/3 $1.3
Regional bank, etc.
53 $1.6
Brokerage firm
1 $0.9
Total
61 $6.8
Tokyo Investor Day 9.18.2014

BUSINESS BASE OF BANK CHANNEL
PRODUCT LINE-UP
(1)
• Offering a comprehensive product line-up in Bancassurance with emphasis on protection products
6 Tokyo Investor Day 9.18.2014
Annuity
Single pay
annuities
USD, EUR,
AUD, Yen
Variable
individual
annuities
(2)
USD
Whole Life
Single pay
whole life
insurance
USD, EUR,
AUD, Yen
Whole life
insurance
Yen, USD
Retirement
Retirement
income
insurance
USD
Term
Family
income
insurance
Yen
Level term
insurance
Yen
Increasing
term
insurance
Yen
Cancer
Whole life
cancer
insurance
Yen
Increasing
whole life
insurance
Yen
1) As of June 30, 2014.
2) Products available in portfolio; sales not significant.

BANK CHANNEL SALES SUPPORT
PRUDENTIAL’S DIFFERENTIATED APPROACH
7
With more than 7 years since Japan’s full deregulation of
With more than 7 years since Japan’s full deregulation of
Bancassurance in 2007, Prudential
Bancassurance in 2007, Prudential
has developed substantial marketing expertise and
has developed substantial marketing expertise and
skilled employees to serve the Bank Channel
skilled employees to serve the Bank Channel
Sales personnel  Sales personnel  Role Role Headcount Headcount
(1) (1)
Wholesaler
• Provide sales support to bank
employees
~120
Insurance
Consultant
(secondment)
• Sell insurance products at banks where
“seconded”
• Provide training to bank employees
~210
(2)
Training
Specialist
• Provide customized training ~10
1) As of June 30, 2014.
2) At certain banks.
Tokyo Investor Day 9.18.2014

PRUDENTIAL’S INSURANCE CONSULTANT
“SECONDMENT”
MODEL
• Experienced Life Planners “seconded” as Insurance Consultants to partner with banks, directly bringing strength of Prudential’s distribution model to bank channel
(1)
– Insurance Consultants bring accumulated expertise in insurance sales to the table
– Sell insurance policies directly to bank customers
– Train bank employees so that they can conduct sales on their own
8
Growth of Insurance Consultant – Secondment Model
People
1) At certain banks; at end of period.
Tokyo Investor Day 9.18.2014
0
50
100
150
200
250
2007 2008 2009 2010 2011 2012 2013 Jun
2014

BANK CHANNEL SALES TRACK RECORD
9
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 82 per U.S. dollar.
Annualized New Business Premiums
(1)
($ millions)
Tokyo Investor Day 9.18.2014
Yen-based bank channel single premium whole life (limited death benefit) product
All Other Products
22
56
138
339
587
1,386
817
$0
$500
$1,000
$1,500
2007 2008 2009 2010 2011 2012 2013

IN CONCLUSION…
10
Our goal is to realize the full potential for bancassurance
distribution of life insurance protection products in Japan
Bancassurance
Bancassurance
= Investment
= Investment
(Savings Products)
(Savings Products)
Bancassurance
Bancassurance
= Insurance
= Insurance
(Protection Products)
(Protection Products)
Tokyo Investor Day 9.18.2014
We created a unique business model for the bank channel,
We created a unique business model for the bank channel,
taking advantage of our differentiated capabilities
taking advantage of our differentiated capabilities

JOHN HANRAHAN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER INTERNATIONAL PRUDENTIAL INTERNATIONAL INSURANCE FINANCIAL OVERVIEW

DRIVERS OF SUSTAINABLE FINANCIAL PERFORMANCE
2 Tokyo Investor Day 9.18.2014
• Core captive agent and supplemental third party
• High productivity and persistency
• Scale
• Needs-based sales
• High margin death protection product focus
• Growing retirement needs
• Asset-liability management discipline
• High credit quality fixed income portfolio
• Low allocation to risk assets
• Well capitalized insurance companies
• Strong ROE and cash flows
• Strong track record of capital deployment
through various means
Quality Focused
Quality Focused
Distribution
Distribution
Sound Capital
Sound Capital
Management
Management
Well Managed
Well Managed
Investment Portfolio
Investment Portfolio
Risks
Risks
Servicing Client’s
Servicing Client’s
Protection and
Protection and
Retirement Needs
Retirement Needs

0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2010 2011 2012 2013
HIGH RETURN ON EQUITY DRIVEN BY FUNDAMENTALS
3
1) Based on after-tax Adjusted Operating Income (AOI) of our International Insurance operations, excluding market driven and discrete items as disclosed in company earnings releases, using overall effective tax rate for the Financial Services Businesses, and associated attributed equity excluding accumulated other comprehensive income and the impact of foreign currency exchange rate remeasurement.
• ROE has returned to pre-Star/Edison acquisition levels driven by strong performance, expense synergies and “tailwinds”
Return on Equity
(1)
22.0%
17.4%
18.3%
21.2%
February 2011
Star/Edison
Acquisition
Tokyo Investor Day 9.18.2014

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2007 2008 2009 2010 2011 2012 2013
Gibraltar Life and Other
Operations
Life Planner Operations
4
1) Pre-tax AOI excludes market driven and discrete items as disclosed in company earnings releases.
2) Hedged foreign currency exchange rate for Japanese yen per U.S. dollar.
SUSTAINED EARNINGS GROWTH
Pre-Tax Adjusted Operating Income
(1)
($ millions)
1,622
1,821
2,308
2,762
3,304
• Organic growth
• Star/Edison acquisition
• Favorable hedged currency trend through 2013
• Other “tailwinds” in 2013
106 AOI FX Rate
(2)
99 92 85 80
Tokyo Investor Day 9.18.2014
106
102
1,572
1,381

INTERNATIONAL INSURANCE AOI
5 Tokyo Investor Day 9.18.2014
1) Excludes market driven and discrete items as disclosed in company earnings releases.
2) Star/Edison results included from date of acquisition, February, 2011.
3) Reflects yen translation at hedged foreign currency exchange rates of 106, 99, 92, 85, 80 for 2009, 2010, 2011, 2012, and 2013 respectively.
($ millions)
Pro forma AOI:
All yen earnings translated at constant rate of ¥82
1,622 1,821 2,308 2,762 3,304
Reported AOI
(3)
1,829
1,996
2,474
2,812
3,265
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2009 2010 2011 2012 2013
(1),(2)

PRODUCT PROFITABILITY CHARACTERISTICS
6 Tokyo Investor Day 9.18.2014
1) Conceptual illustration based on typical products.
Mortality,
Expense &
Other Margin
Investment
Margin
Retirement / Savings Oriented
Term Life
Accident &
Health
Recurring Pay
Whole Life
Retirement
Income
Fixed
Annuity
Single Pay
Whole Life
Source of Earnings
(1)
Protection Oriented

INTEREST RATE ENVIRONMENT
10 Year Government Bond Yield
• Interest rates have been low in Japan for more than fifteen years
– Majority of POJ’s in force business was written in a low rate environment
– Rehabilitation measures lowered crediting rates for most of the legacy business of
Gibraltar, Star and Edison
– High quality long duration investment portfolio
• Repriced products to maintain profitability
• Protection products provide stable
earnings from mortality and expense
margins
• Fixed annuity products designed to
mitigate interest rate risk
– Pricing updates bi-weekly
– Early surrenders subject to market
value adjustments (MVA)
7
0%
1%
2%
3%
4%
5%
6%
7%
8%
1997 1999 2001 2003 2005 2007 2009 2011 2013
JGB UST
Tokyo Investor Day 9.18.2014

1) Pre-tax AOI excludes market driven and discrete items as disclosed in company earnings releases. The analysis represents assumed investment of renewal premiums and reinvestment of investment income and proceeds from maturing investments at market interest rates 25 bps higher or lower than actual rates during the year.
($ millions)
• In the near-term, earnings are not materially impacted by modest changes in interest rates
• In a scenario of 25 bps reduction in 2013, the cumulative pro forma negative impact on pre-
tax AOI would be $15 million in 2013, $45 million in 2014, $75 million in 2015 and $105 million in 2016
IMPACT OF CHANGING INTEREST RATE ENVIRONMENT
8 Tokyo Investor Day 9.18.2014
Pre-Tax Adjusted Operating Income
(1)
+/- 25 bps =
~$15 million
in near-term
3,304
3,289
3,319
2013 If Interest rates
-25 bps
If interest rates
+25bps
Investment Margin
Mortality, Expense &
Other Margin

FOREIGN CURRENCY RISK MANAGEMENT
9
Potential Exposure
Risk Management
Asset-Liability
Management
Well Matched FX
Shareholder Value in US$
Comprehensive
Hedging Strategy
• Income and Cash Flow
• Equity Value
Accounting
Remeasurement
Non-Economic Noise
Tokyo Investor Day 9.18.2014

COMPREHENSIVE HEDGING STRATEGY
10 Tokyo Investor Day 9.18.2014
Income
Income
Hedges
Hedges
• We hedge local foreign currency income from Japan
and Korea on a 3-year rolling basis
• Notional amount of yen income hedges is ~$3 billion (1)
Equity
Equity
Protection
Protection
• $10 billion USD (1) equivalent of yen equity protected
against currency movement exposure; largely achieved
by holding substantial portion of investment in our
Japanese businesses in USD
1) As of December 31, 2013.
Benefits
• More predictable AOI; mitigate income volatility over a 3-year period
• Hedge income that we expect to repatriate
• Equity value protected from foreign exchange movements
Considerations
• Solvency margin volatility
• AOI, ROE and book value volatility
• Tax volatility and constraints
• Leverage volatility

USD/JPY Spot Rate
Hedging Rate
Trailing 3-Yr Rolling Avg. Spot Rate
110
100
90
80
70

Prudential

JAPANESE YEN EARNINGS HEDGE
11 Tokyo Investor Day 9.18.2014
Historical Yen Spot Rates vs. Hedging Rates
2010 2011 2012 2013 2014
(¥)
¥99
¥92
¥85
¥80
¥82
• Expected yen-based AOI is hedged over a 36 month rolling period using a series of FX forwards with laddered maturities – 2014 expected yen earnings were first hedged in 1Q11, and entirely hedged by 4Q13.
• Each quarter’s expected yen earnings are hedged over the preceding 9 quarters. The hedged rate is an average of these transactions.
~50% of
Japan’s
2013 AOI
was
Yen-based

EARNINGS AND ROE PROTECTION STRATEGY
12 Tokyo Investor Day 9.18.2014
Percentage of Expected Yen Earnings Hedged
(1)
100%
93%
54%
2016 2015 2014
• Yen depreciation lowers the USD value of yen earnings; causes earnings and ROE dilution
• Hedging of expected yen earnings protects USD value of near-term earnings, ROE and potential capital repatriation
1) As of June 30, 2014.

FOREIGN CURRENCY MATCHING –
JAPANESE INSURANCE OPERATIONS
13 Tokyo Investor Day 9.18.2014
1) As of June 30, 2014.
2) Investment portfolio is presented on a U.S. GAAP carrying value basis. Includes cash and cash equivalents of approximately $4 billion, and net unrealized gains of $11 billion.
3) Insurance liability balances represent future policy benefits and policyholder account balances on a U.S. GAAP basis.
4) Primarily Australian dollar.
USD USD
Other Other
(4) (4)
$151 billion
JPY JPY
Investment Portfolio
(1),(2)
Reserves
(1),(3)
USD USD
Other Other
(4) (4)
$131 billion
JPY JPY

4.0
3.0
2.0
1.0
-
3.3
3.1
3.0
2.9
¥90
¥100
¥110

Prudential

Pro Forma AOI at
indicated rates
AOI
HEDGING SENSITIVITY
14 Tokyo Investor Day 9.18.2014
International Insurance 2013 AOI at
Different Hedging Rates for Yen
(1),(2)
($ billions)
Hypothetical Hedging Rates Hypothetical Hedging Rates ¥90
¥90
90 ¥100
¥100
100 ¥110
¥110
110
Difference from 2013 Actual
Hedging Rate
13% 25% 38%
Pro Forma Impact to 2013 AOI
(5)% (10)% (13)%
1) Based on actual and alternative assumed hedging rates for Japanese yen income to U.S. dollars.
2) Pre-tax AOI; excludes market driven and discrete items as disclosed in company earnings releases.
3) Japanese yen 80 per U.S. dollar.
Actual
Rate
(3)

HIGH QUALITY INVESTMENT PORTFOLIO
15
1) As of June 30, 2014. Presented on a U.S. GAAP carrying value basis.  Excludes cash and cash equivalents of approximately $4 billion.
2) Includes commercial/residential mortgage-backed securities and asset-backed securities.
3) Includes commercial/residential mortgage loans.
4) Includes trading account assets supporting insurance liabilities, policy loans, other trading account assets and short-term investments.
5) Other long term investments includes $353 million of joint ventures and limited partnerships.
Japanese Insurance Operations Investment Portfolio
(1)
Corporate Bonds
(Investment Grade)
2% Corporate Bonds (Below Investment Grade)
2% Equities
1% Other Long Term Investments (5)
Structured Securities
(2)
Commercial Loans
(3)
Risk Assets
Other
(4)
Government
(JGB & UST)
Tokyo Investor Day 9.18.2014
27%
3%
5%
4%
5%
56%
• 95% of the portfolio invested in low-risk assets
$147 billion

Other[2]
8%
Available
For Sale
22%
Held For
Reserve
67%
Held To
Maturity
3%

Other[2]
10%
Available
For Sale
18%
Held For
Reserve
66%
Held To
Maturity
6%

Prudential

STRONG MANAGEMENT OF SOLVENCY MARGIN RATIO (SMR)
SENSITIVITY TO MARKET MOVEMENT
16
• ~70% of the Japan portfolio is classified as either held-for-reserve (HFR) or held-
to-maturity (HTM)
– HFR/HTM bonds are not marked to market for interest rate changes in Solvency
Margin results
– Less than 25% of the assets are available-for-sale (AFS) securities with relatively short duration
• Strong currency matching of policy reserves and supporting assets leads to low volatility in solvency margin ratio from FX movements
Tokyo Investor Day 9.18.2014
1) Total General Account assets, based on JGAAP.  As of March 31, 2014.
2) “Other” includes Cash, Cash Deposits, Call Loans, Loans and Real Estate.
Gibraltar Life
(1)
Prudential of Japan
(1)

- Japan Equity
- Real Estate
- USD & AUD Exchange Rates
- Interest Rates

Prudential

SOLVENCY MARGIN RATIO
17
• Solvency margin position of Prudential’s Japanese insurance companies – well capitalized and financially secure
• We are above our target SMR of 600% - 700%
Stressed Scenario Stressed Scenario
~680%
~800%
Down 55%
Down 35%
Strengthening 20%
Up 100 bps
Stressed Scenario
Stressed Scenario
(2) (2)
March 31, 2014 March 31, 2014
777%
Prudential of Japan
Prudential of Japan
Gibraltar Life
Gibraltar Life
(1) (1)
955%
SMR
1) Gibraltar Life consolidated basis.
2)    Represents indicated change applied to asset valuation as of March 31, 2014.
Tokyo Investor Day 9.18.2014

CAPITAL MANAGEMENT OPPORTUNITIES
18 Tokyo Investor Day 9.18.2014
1) As of June 30, 2014.  Includes amounts relating to preferred stock issues.
Redeployment Redeployment
Method Method
Description Description
Dividends • In accordance with regulatory and solvency standards
Affiliated Debt
Repayment
• Approximately $2.5 billion outstanding on books of
Prudential’s Japanese insurance companies
(1)
Affiliated
Lending
• In accordance with regulatory and credit standards
Acquisition
Funding and
Other
• Local capital provides potential source for
acquisition financing
• Other opportunities consistent with regulatory standards
• International Insurance operations redeploy capital through various methods

$1.2
$0.7
$1.4
$0.4
$1.7
$1.6
$2.0
$1.3
$2.3
$1.5
$8.6
$5.5
2009
2010
2011
2012
2013
Cumulative 2009 - 2013
After-tax AOI
Capital Redeployed
Acquisition Funding and Other 45%
Dividends 16%
Debt Repayment 21%
Affiliate Lending 18%

Prudential

HISTORICAL CAPITAL REDEPLOYMENT
19
Historical Capital Redeployment
($ billions)
• International Insurance operations have redeployed excess capital of more than
60% of after-tax AOI since 2009
(1)
1) Through 2013.
Forms of Cumulative Redeployment
Over 60%
of after-tax
AOI
Tokyo Investor Day 9.18.2014

KEY TAKEAWAYS
20
• Focus on quality distribution drives sustainable high margins and ROE
• Emphasis on protection products combined with scale provides stable sources of earnings predominantly driven by mortality and
expense margins
• High quality investment portfolio is well matched with our insurance liabilities
• Comprehensive hedging strategy
• Insurance operations are well capitalized
• Significant capital redeployment opportunities
Tokyo Investor Day 9.18.2014